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                                                                   EXHIBIT 10.36

                        SUPPLEMENT TO SUBLEASE AMENDMENT

     THIS SUPPLEMENT TO SUBLEASE AMENDMENT modifies that certain AMENDMENT OF SUBLEASE (hereinafter referred to as the "Amendment") made as of the 12th day of July, 2002, between Metropolitan Life Insurance Company, a New York corporation, hereinafter referred to as the "Sublessor," and The First Marblehead Corporation, a Delaware corporation, hereafter referred to as the "Sublessee". Capitalized terms used in this Supplement without definition have the meaning set forth in the Amendment. This Supplement is dated as of July 12, 2002.

     The parties hereto hereby agree as follows:

     1. This Supplement shall take effect on the Effective Date, as defined in the Amendment.

     2. The square footage in the Expansion Space reflects a mutual mistake of fact and is hereby restated to be 23,000 square feet.

     3. The annual rental for the Expansion Space set forth in section 3(b) is hereby increased by $12,000 to equal the sum of $552,000. Accordingly, the Monthly Base Rental beginning October 1, 2002 shall be $91,000 and the total annual rental under the Sublease as of said date shall be $1,092,000.

     4. In all other respect the Amendment and the Sublease are hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Amendment of Sublease as of the day and year first written above.

WITNESSES                                  SUBLESSOR:
                                           Metropolitan Life Insurance Company


Charlie [Illegible]                        By /s/ Kevin L. Brandenburg
------------------------------------          ----------------------------------
                                           Name Kevin L. Brandenburg
                                           Title: Assistant Vice President


                                           SUBLESSEE:
                                           The First Marblehead Corporation


[Illegible]                                By /s/ Ralph James
------------------------------------          ----------------------------------
                                           Name: Ralph James
                                           Title: President